                             DANA PERFUMES CORP.
                        C/O RENAISSANCE COSMETICS, INC.
                             635 MADISON AVENUE
                          NEW YORK, NEW YORK 10022


                               June 27, 1997


General Electric Capital Corporation
 for itself, as Lender, and as Agent
201 High Ridge Road
Stamford, Connecticut 06927-5100

National City Commercial Finance, Inc.
1965 E. 6th Street, Suite 400
Cleveland, Ohio 44114

PNC Bank N.A.
1600 Market Street, 31st Floor
Philadelphia, Pennsylvania 19103

     Re:  CREDIT AGREEMENT

Ladies and Gentlemen:

     Reference is hereby made to that certain Credit Agreement, dated as of March 12, 1997 (the "Credit Agreement"), by and among Dana Perfumes Corp. ("Borrower"), the other Credit Parties signatory thereto, General Electric Capital Corporation, as Lender, and as Agent for Lenders (in such capacity "Agent"), and the other Lenders signatory thereto from time to time.

     Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Credit Agreement.

     Borrower, for and on behalf of itself and the other Credit Parties, Agent and Lenders hereby agree that, notwithstanding anything to the contrary in the Credit Agreement and other Loan Documents, (1) none of the transaction/matters described on Schedule A hereto, individually (a "Schedule A Matter") or in the aggregate (the "Schedule A Matters"), shall constitute a Default or Event of Default under the Credit Agreement and other Loan Documents on or before July 31, 1997, and (2) thereafter, each Schedule A Matter shall constitute a Default or Event of Default only if such Schedule A Matter has not previously been satisfied or provided for in a manner satisfactory to Agent or waived by Agent and the Requisite Lenders.

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     To the extent the Credit Agreement provides a cure period with respect to any of the Schedule A Matters, the Borrower, for and on behalf of itself and the other Credit Parties, hereby waives such cure period(s).












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     Please acknowledge your agreement with the foregoing by signing and returning the enclosed copy of this letter.

                                        Very truly yours,

                                        DANA PERFUMES CORP.


                                        By: /s/ JOHN R. JACKSON
                                           ---------------------------
                                           Name:  John R. Jackson
                                           Title: Group Vice President



Acknowledged, Agreed to and Accepted by:

GENERAL ELECTRIC CAPITAL CORPORATION



By: /s/ MARSHALL N. DUDLEY
   ------------------------------------
Name:  Marshall N. Dudley, Jr.
Title: Duly Authorized Signatory


NATIONAL CITY COMMERCIAL FINANCE, INC.



By: /s/ CHRISTINA M. LUCAS
   ------------------------------------
Name:  Christina Lucas
Title: Vice President
      ---------------------------------


PNC BANK N.A.



By: /s/ FRANK PHILLIPS
   ------------------------------------
Name:  Frank Phillips
Title: Vice President
      ---------------------------------


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                                  SCHEDULE A


1.  The following transactions:

    a. the merger of Rosemint Cosmetics Company, Inc. (an inactive Subsidiary), with and into MEM Company, Inc. ("MEM") (a Credit Party);

    b. the merger of MEM International, Inc. (an active Subsidiary), with and into MEM;

    c. the merger of Victor of Milano, Ltd. (an inactive Subsidiary), with and into MEM;

    d. the formation of RCI China, Inc., a newly-formed, wholly-owned Delaware subsidiary of Parent ("RCI China");

    e. the investment of funds by Parent in RCI China an amount sufficient to permit RCI China to meet its obligations under the Joint Venture Agreement between itself, Jerome Alexander Beauty Products (H.K.) Limited and, for certain limited purposes, Jerome Axelrod, dated as of March 31, 1997; and

    f. the (i) contribution by the Borrower of all of the United Kingdom inventory and molds acquired by Borrower from Procter & Gamble and in existence on and as of December 31, 1996 (the "UK Assets"), which were valued at approximately $4.4 million, to the capital of Dana U.K. Limited, a wholly-owned subsidiary of Borrower ("Dana UK") (the "UK Assets Transfer"), and (ii) delivery by Dana UK of its own promissory note in the principal amount of $1 million to Borrower as partial payment for the UK Assets (the "Dana UK Note").

2. The following matters, all of which are referenced in the April 4, 1997 post-closing letter:

    a. delivery to Agent of a tri-party pledged account agreement (in form satisfactory to Agent) for the Chase Manhattan Bank (Delaware Account) by July 11, 1997 or, if such agreement is not delivered by such date, closing of the Delaware Account by July 31, 1997; and

    b. perfection of the pledge of shares of Dana S.A., Tinkerbell U.K. Limited and Perfumes Dana do Brasil, S.A., under the applicable laws of Spain, the United Kingdom and Brazil, respectively.